Exhibit 99.1
P R E S S   R E L E A S E

Splunk Inc. Announces Fiscal Fourth Quarter and Full Year 2016 Financial Results
Full Year Revenues Grew 48%; Company Increases 2017 Outlook

SAN FRANCISCO - February 25, 2016 - Splunk Inc. (NASDAQ: SPLK), provider of the leading software platform for real-time Operational Intelligence, today announced results for its fiscal fourth quarter and full year ended January 31, 2016.

Fourth Quarter 2016 Financial Highlights

•	Total revenues were $220.0 million, up 49% year-over-year.

•	License revenues were $141.4 million, up 44% year-over-year.

•	GAAP operating loss was $79.0 million; GAAP operating margin was negative 35.9%.

•	Non-GAAP operating income was $14.7 million; non-GAAP operating margin was 6.7%.

•	GAAP loss per share was $0.61; non-GAAP income per share was $0.11.

•	Operating cash flow was $77.0 million with free cash flow of $50.2 million.

Full Year 2016 Financial Highlights

•	Total revenues were $668.4 million, up 48% year-over-year.

•	License revenues were $405.4 million, up 43% year-over-year.

•	GAAP operating margin was negative 43.1%; non-GAAP operating margin was 3.8%.

•	Operating cash flow was $155.6 million with free cash flow of $104.3 million.

“Our record results, customer adoption and expansions reaffirm that we are truly differentiated in the market,” said Doug Merritt, President and CEO, Splunk. “We ended the year with over 11,000 customers who recognize that the more data they put into Splunk, the more value they realize. We are confident in our future growth and long-term strategy and are raising our outlook for FY17.”

Fourth Quarter 2016 and Recent Business Highlights:

Customers:

•	Signed more than 600 new enterprise customers and ended the year with more than 11,000 customers worldwide.

•
New and Expansion Customers Include: Bloomberg, Boston Scientific, Cardinal Health, eBay, EchoStar, Expedia, Experian, Fairfax County (Virginia), Fanatics, Federal Reserve, Fox News, GEICO, GoDaddy, IAC/InterActiveCorp, Iluka Resources (Australia), Los Angeles Department of Water and Power, Mr Green (Malta), Neustar, NASDAQ, Northwestern Mutual, PagerDuty, Queensland Department of Education and Training (Australia), Shell, Skandiabanken (Sweden), Softbank Corp. (Japan), Sporting Index (UK), State of Delaware, U.S. Army, Veterans Affairs, Voya Financial and William Hill (UK).

Products:

•	Released the new version of the Splunk App for AWS, which delivers operational, security and economic insights in Amazon Web Services environments.

•	Released the Splunk App for Akamai to help Splunk Cloud customers gain end-to-end visibility and operational insight into the performance, availability and security of cloud applications.

•	Released the new version of Splunk App for ServiceNow, which provides insights into incident, change and event management processes in ServiceNow instances.

Strategic and Channel Partners:

•	Cisco released a new version of the Cisco AnyConnect Network Visibility (NVM) App for Splunk, which enables organizations to support capacity planning, troubleshooting and advanced threat detection.

•	Verizon Enterprise Solutions and Splunk announced that Splunk Enterprise and Splunk ES are integrated in Verizon’s Managed Security Services Platform.

Splunk Inc. | www.splunk.com

Recognition:

•	Splunk was named IDC Worldwide IT Operations Analytics (ITOA) Software Market Share Leader.

•	Splunk achieved ISO 27001 Certification for Splunk Cloud for larger deployments.

•	Splunk was highlighted in NIST Cybersecurity Guide for Financial Services Sector.

•	Splunk named in InfoWorld’s 2016 Technology of the Year Awards.

•	Splunk User Behavior Analytics named a winner in the 2016 Golden Bridge Awards.

Financial Outlook
The company is providing the following guidance for its fiscal first quarter 2017 (ending April 30, 2016):

•	Total revenues are expected to be between $172 million and $174 million.

•	Non-GAAP operating margin is expected to be between negative 1% and 2%.

The company is updating its previous guidance for its fiscal year 2017 (ending January 31, 2017):

•	Total revenues are expected to be approximately $880 million (was approximately $850 million per prior guidance provided on November 19, 2015).

The company is providing the following guidance for its fiscal year 2017 (ending January 31, 2017):

•	Non-GAAP operating margin is expected to be approximately 5%.

All forward-looking non-GAAP financial measures contained in this section “Financial Outlook” exclude estimates for stock-based compensation expenses, employer payroll tax expense related to employee stock plans, amortization of acquired intangible assets, ground lease expense related to a build-to-suit lease obligation and acquisition-related costs.

While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis due to the uncertainty regarding, and the potential variability of, many of these costs and expenses that may be incurred in the future, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal fourth quarter 2016 and fiscal year 2016 non-GAAP results included in this press release.

Conference Call and Webcast
Splunk’s executive management team will host a conference call today beginning at 1:30 p.m. PT (4:30 p.m. ET) to discuss the company’s financial results and business highlights. Interested parties may access the call by dialing (866) 501-1535. International parties may access the call by dialing (216) 672-5582. A live audio webcast of the conference call will be available through Splunk’s Investor Relations website at http://investors.splunk.com/events.cfm. A replay of the call will be available through March 3, 2016 by dialing (855) 859-2056 and referencing Conference ID 42319003.

Safe Harbor Statement
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding Splunk’s revenue and non-GAAP operating margin targets for the company’s fiscal first quarter and fiscal year 2017 in the paragraphs under “Financial Outlook” above and other statements regarding customer demand and penetration, market opportunity, expected success from product and service investments and innovations, adoption across all market groups and growth strategies. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: Splunk’s limited operating history and experience developing and introducing new products, including its cloud offerings; risks associated with Splunk’s rapid growth, particularly outside of the United States; Splunk’s inability to realize value from its significant investments in its business, including product and service innovations; Splunk’s transition to a multi-product software and services business; Splunk’s inability to successfully integrate acquired businesses and technologies; and general market, political, economic and business conditions.

Additional information on potential factors that could affect Splunk’s financial results is included in the company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2015, which is on file with the U.S. Securities and Exchange Commission. Splunk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Splunk Inc.
Splunk Inc. (NASDAQ: SPLK) is the market-leading platform that powers Operational Intelligence. We pioneer innovative, disruptive solutions that make machine data accessible, usable and valuable to everyone. More than 11,000 customers in over 110 countries use Splunk software and cloud services to make business, government and education more efficient, secure and profitable. Join hundreds of thousands of passionate users by trying Splunk solutions for free: http://www.splunk.com/free-trials.

Splunk Inc. | www.splunk.com

Social Media: Twitter | LinkedIn | YouTube | Facebook

Splunk, Splunk>, Listen to Your Data, The Engine for Machine Data, Hunk, Splunk Cloud, Splunk Light, SPL and Splunk MINT are trademarks and registered trademarks of Splunk Inc. in the United States and other countries. All other brand names, product names, or trademarks belong to their respective owners. © 2016 Splunk Inc. All rights reserved.

For more information, please contact:

Sherry Lowe
Splunk Inc.
415-852-5529
slowe@splunk.com

Investor Contact
Ken Tinsley
Splunk Inc.
415-848-8476
ktinsley@splunk.com

Splunk Inc. | www.splunk.com

 SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2016	2015	2016	2015
Revenues
License	$141,403	$98,082	$405,399	$283,191
Maintenance and services	78,621	49,310	263,036	167,684
Total revenues	220,024	147,392	668,435	450,875
Cost of revenues
License	2,970	1,174	9,080	1,859
Maintenance and services	32,436	20,366	105,042	66,519
Total cost of revenues [1,2,3]	35,406	21,540	114,122	68,378
Gross profit	184,618	125,852	554,313	382,497
Operating expenses
Research and development	66,117	47,335	215,309	150,790
Sales and marketing	161,442	107,695	505,348	344,471
General and administrative [4,5]	36,090	27,921	121,579	103,046
Total operating expenses [1,2,3]	263,649	182,951	842,236	598,307
Operating loss	(79,031)	(57,099)	(287,923)	(215,810)
Interest and other income (expense), net
Interest income, net	636	262	1,798	754
Other income (expense), net	(42)	542	(519)	216
Total interest and other income (expense), net	594	804	1,279	970
Loss before income taxes	(78,437)	(56,295)	(286,644)	(214,840)
Income tax provision (benefit) [6]	886	733	(7,872)	2,276
Net loss	$(79,323)	$(57,028)	$(278,772)	$(217,116)

Basic and diluted net loss per share	$(0.61)	$(0.47)	$(2.20)	$(1.81)

Weighted-average shares used in computing basic and diluted net loss per share	130,020	122,385	126,746	119,775
______________________________________

[1] Includes amortization of acquired intangible assets as follows:
Cost of revenues	$2,892	$911	$8,271	$3,004
Research and development	62	69	296	776
Sales and marketing	154	150	623	597

[2] Includes stock-based compensation expense as follows:
Cost of revenues	$7,479	$5,536	$26,057	$17,189
Research and development	27,287	19,260	89,197	60,777
Sales and marketing	38,987	28,606	130,054	90,064
General and administrative	14,622	9,792	46,949	46,149

[3] Includes employer payroll tax on employee stock plans as follows:
Cost of revenues	$147	$295	$953	$639
Research and development	692	1,570	2,837	3,219
Sales and marketing	880	1,182	3,442	2,850
General and administrative	271	1,000	1,736	2,160

[4] Includes ground lease expense related to build-to-suit obligation	$222	$222	$888	$666

[5] Includes acquisition-related costs	$—	$—	$1,993	$—

[6] Includes a partial release of the valuation allowance due to acquisition	$—	$—	$(10,924)	$—

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	January 31, 2016	January 31, 2015
ASSETS
Current assets
Cash and cash equivalents	$424,541	$387,315
Investments, current portion	584,498	462,849
Accounts receivable, net	181,665	128,413
Prepaid expenses and other current assets	26,565	21,256
Total current assets	1,217,269	999,833
Investments, non-current	1,500	165,082
Property and equipment, net	134,995	50,374
Intangible assets, net	49,482	10,416
Goodwill	123,318	19,070
Other assets	10,275	3,016
Total assets	$1,536,839	$1,247,791
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$4,868	$3,726
Accrued payroll and compensation	95,898	65,220
Accrued expenses and other liabilities	49,879	27,819
Deferred revenue, current portion	347,121	249,883
Total current liabilities	497,766	346,648
Deferred revenue, non-current	102,382	54,202
Other liabilities, non-current	77,277	33,620
Total non-current liabilities	179,659	87,822
Total liabilities	677,425	434,470
Stockholders’ equity
Common stock	132	123
Accumulated other comprehensive loss	(3,770)	(837)
Additional paid-in capital	1,528,647	1,200,858
Accumulated deficit	(665,595)	(386,823)
Total stockholders’ equity	859,414	813,321
Total liabilities and stockholders’ equity	$1,536,839	$1,247,791

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2016	2015	2016	2015
Cash Flows From Operating Activities
Net loss	$(79,323)	$(57,028)	$(278,772)	$(217,116)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,024	3,526	19,491	12,494
Amortization of investment premiums	283	323	1,332	775
Stock-based compensation	88,375	63,194	292,257	214,179
Deferred income taxes	276	466	(11,140)	(327)
Excess tax benefits from employee stock plans	121	261	(874)	(847)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable, net	(56,008)	(45,863)	(53,252)	(45,065)
Prepaid expenses, other current and non-current assets	(10,955)	(9,243)	4,675	(11,284)
Accounts payable	581	721	965	1,766
Accrued payroll and compensation	17,685	16,739	30,026	21,344
Accrued expenses and other liabilities	9,335	3,624	5,496	16,297
Deferred revenue	100,615	74,808	145,418	111,764
Net cash provided by operating activities	77,009	51,528	155,622	103,980
Cash Flow From Investing Activities
Purchases of investments	(261,415)	(129,433)	(480,610)	(820,710)
Maturities of investments	123,500	129,000	522,645	192,000
Acquisitions, net of cash acquired	—	—	(142,693)	(2,500)
Purchases of property and equipment	(26,836)	(2,750)	(51,332)	(13,950)
Other investment activities	—	—	(1,500)	—
Net cash used in investing activities	(164,751)	(3,183)	(153,490)	(645,160)
Cash Flow From Financing Activities
Proceeds from the exercise of stock options	2,573	3,987	15,269	16,792
Excess tax benefits from employee stock plans	(121)	(261)	874	847
Proceeds from employee stock purchase plan	8,436	6,139	19,342	14,494
Payment related to build-to-suit lease obligation	—	—	—	(523)
Net cash provided by financing activities	10,888	9,865	35,485	31,610
Effect of exchange rate changes on cash and cash equivalents	(296)	(448)	(391)	(568)
Net increase (decrease) in cash and cash equivalents	(77,150)	57,762	37,226	(510,138)
Cash and cash equivalents at beginning of period	501,691	329,553	387,315	897,453
Cash and cash equivalents at end of period	$424,541	$387,315	$424,541	$387,315

Splunk Inc. | www.splunk.com

SPLUNK INC.
Non-GAAP financial measures and reconciliations

To supplement Splunk’s condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Splunk provides investors with certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP net income (loss) per share (collectively the “non-GAAP financial measures”). These non-GAAP financial measures exclude all or a combination of the following (as reflected in the following reconciliation table): stock-based compensation expense, employer payroll tax expense related to employee stock plans, amortization of acquired intangible assets, ground lease expense related to a build-to-suit lease obligation, acquisition-related costs and the partial release of the valuation allowance due to acquisition. In addition, non-GAAP financial measures include free cash flow, which represents cash from operations less purchases of property and equipment. The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Splunk uses these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Splunk believes that these non-GAAP financial measures provide useful information about Splunk’s operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. In addition, these non-GAAP financial measures facilitate comparisons to competitors’ operating results.

Splunk excludes stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding Splunk’s operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, Splunk believes that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between Splunk’s operating results and those of other companies. Splunk excludes employer payroll tax expense related to employee stock plans in order for investors to see the full effect that excluding that stock-based compensation expense had on Splunk’s operating results. These expenses are tied to the exercise or vesting of underlying equity awards and the price of Splunk’s common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of Splunk’s business. Splunk also excludes acquisition-related costs, amortization of acquired intangible assets, ground lease expense related to its build-to-suit lease obligation and the partial release of the valuation allowance due to acquisition from its non-GAAP financial measures because these are considered by management to be outside of Splunk’s core operating results. Accordingly, Splunk believes that excluding these expenses provides investors and management with greater visibility to the underlying performance of its business operations, facilitates comparison of its results with other periods and may also facilitate comparison with the results of other companies in its industry. Splunk considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in its business, making strategic acquisitions and strengthening its balance sheet.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by Splunk’s competitors and exclude expenses that may have a material impact upon Splunk’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Splunk’s business and an important part of the compensation provided to Splunk’s employees. The non-GAAP financial measures are meant to supplement and be viewed in conjunction with GAAP financial measures.

The following table reconciles Splunk’s non-GAAP results to Splunk’s GAAP results included in this press release.

Splunk Inc. | www.splunk.com

SPLUNK INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Fiscal Year Ended
	January 31,	January 31,	January 31,	January 31,
	2016	2015	2016	2015
Reconciliation of cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$77,009	$51,528	$155,622	$103,980
Less purchases of property and equipment	(26,836)	(2,750)	(51,332)	(13,950)
Free cash flow (Non-GAAP)	$50,173	$48,778	$104,290	$90,030
Net cash used in investing activities	$(164,751)	$(3,183)	$(153,490)	$(645,160)
Net cash provided by financing activities	$10,888	$9,865	$35,485	$31,610
Gross margin reconciliation:
GAAP gross margin	83.9%	85.4%	82.9%	84.8%
Stock-based compensation expense	3.4	3.8	3.9	3.9
Employer payroll tax on employee stock plans	0.1	0.2	0.1	0.1
Amortization of acquired intangible assets	1.3	0.6	1.3	0.7
Non-GAAP gross margin	88.7%	90.0%	88.2%	89.5%
Operating income reconciliation:
GAAP operating loss	$(79,031)	$(57,099)	$(287,923)	$(215,810)
Stock-based compensation expense	88,375	63,194	292,257	214,179
Employer payroll tax on employee stock plans	1,990	4,047	8,968	8,868
Amortization of acquired intangible assets	3,108	1,130	9,190	4,377
Acquisition-related costs	—	—	1,993	—
Ground lease expense related to build-to-suit lease obligation	222	222	888	666
Non-GAAP operating income	$14,664	$11,494	$25,373	$12,280
Operating margin reconciliation:
GAAP operating margin	(35.9)%	(38.7)%	(43.1)%	(47.9)%
Stock-based compensation expense	40.2	42.8	43.8	47.5
Employer payroll tax on employee stock plans	0.9	2.7	1.3	2.0
Amortization of acquired intangible assets	1.4	0.8	1.4	1.0
Acquisition-related costs	—	—	0.3	—
Ground lease expense related to build-to-suit lease obligation	0.1	0.2	0.1	0.1
Non-GAAP operating margin	6.7%	7.8%	3.8%	2.7%
Net income reconciliation:
GAAP net loss	$(79,323)	$(57,028)	$(278,772)	$(217,116)
Stock-based compensation expense	88,375	63,194	292,257	214,179
Employer payroll tax on employee stock plans	1,990	4,047	8,968	8,868
Amortization of acquired intangible assets	3,108	1,130	9,190	4,377
Acquisition-related costs	—	—	1,993	—
Ground lease expense related to build-to-suit lease obligation	222	222	888	666
Partial release of the valuation allowance due to acquisition	—	—	(10,924)	—
Non-GAAP net income	$14,372	$11,565	$23,600	$10,974
Reconciliation of shares used in computing basic and diluted net income per share:
Weighted-average shares used in computing GAAP basic net loss per share	130,020	122,385	126,746	119,775
Effect of dilutive securities: Employee stock awards	3,764	6,216	5,007	7,364
Weighted-average shares used in computing non-GAAP basic and diluted net income per share	133,784	128,601	131,753	127,139
GAAP basic and diluted net loss per share	$(0.61)	$(0.47)	$(2.20)	$(1.81)
Non-GAAP basic and diluted net income per share	$0.11	$0.09	$0.18	$0.09

Splunk Inc. | www.splunk.com